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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 5, 2004

                           MARKLAND TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


           FLORIDA                   000-28863                 84-1331134
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(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)


                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
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               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 894-9700
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding Markland's ability to repay existing indebtedness, lack of continuing operations, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF OFFICERS

         On November 1, 2004, Gregory A. Williams notified the Board of Directors of Markland Technologies, Inc. (the "Company") of his resignation from the Board of Directors of the Company and his positions as Director, Executive Vice President, Chief Financial Officer, and Chief Operating Officer of the Company's wholly owned subsidiary, EOIR Technologies, Inc. ("EOIR"). Mr. Williams was a shareholder of EOIR prior to the acquisition of EOIR by the Company on June 29, 2004. To the knowledge of the Company, Mr. Williams' resignation was not in connection with any disagreement concerning matters relating to the Company's operations, policies or practices.

         On November 1, 2004, Mr. Williams, the Company, and EOIR entered into an Agreement and General Release detailing the terms and conditions of Mr. Williams' resignation (the "Separation Agreement"). The Separation Agreement states, among other things, that (a) the Company is to pay Mr. Williams twelve months of severance and all accrued and unused vacation time, (b) Mr. Williams is entitled to retain all benefits until the earlier of December 31, 2005 or when Mr. Williams finds new employment, (c) the vesting of 40% of the non-statutory stock options held by Mr. William is accelerated; and (e) Mr. Williams reaffirms his confidentiality and non-competition obligations and agrees not to compete with or solicit employees from EOIR for a period of twelve
(12) months.

         After giving effect to the resignation of Mr. Williams, the Company's Board of Directors consists of three members which include Robert Tarini, Kenneth Ducey, Jr. and Joseph P. Mackin.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              MARKLAND TECHNOLOGIES, INC.



                                              By: /s/ Kenneth Ducey, Jr.
                                                  ------------------------------
                                                  Kenneth Ducey, Jr.
                                                  Chief Financial Officer



                                              Date: November 5, 2004


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